EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, to the Company's previously filed Registration Statements on Form S-3/A (No. 333-83631) and Form S-8
(Nos. 333-47343, 333-67147 and 333-32538).

                                                         /s/ ARTHUR ANDERSEN LLP

San Antonio, Texas
April 13, 2000